                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                    Alec E. Gores

Address:                 c/o The Gores Group, LLC
                         10877 Wilshire Blvd., 18th Floor
                         Los Angeles, CA 90024

Designated Filer:        GTG PC Investments, LLC

Issuer & Ticker Symbol:  HyperSpace Communications, Inc. (HCO)

Date of Event
  Requiring Statement:   1/31/06

Signature:               /s/ Alec E. Gores
                         -------------------------
                         Alec E. Gores